EXHIBIT 10.4

                                                                EXECUTION COPY


                                FIRST AMENDMENT

      FIRST AMENDMENT, dated as of June 30, 1998 (this "AMENDMENT"), to the Amended and Restated Pledge Agreement (as amended, supplemented or otherwise modified from time to time), dated as of May 22, 1998 (the "PLEDGE AGREEMENT"), among The Meridian Resource Corporation, a Texas corporation (the "PLEDGOR"), in favor of The Chase Manhattan Bank, as the Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") fro the several lenders (the "LENDERS") from time to time parties to the Amended and Restated Credit Agreement, dated as of May 22, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among The Meridian Resource Corporation, a Texas corporation (the "BORROWER"), the Lenders, the Administrative Agent, Bankers Trust Company, as Syndication Agent (in such capacity, the "SYNDICATION AGENT"), Chase Securities Inc., as advisor to the Borrower (in such capacity, the "ADVISOR"), Chase Securities Inc., BT Alex.Brown Incorporated, Toronto Dominion (Texas), Inc. and Credit Lyonnais New York Branch, as co-arrangers (each in such capacity, a "CO-ARRANGER"), and Toronto Dominion (Texas), Inc. and Credit Lyonnais New York Branch, as co-documentation agents (each in such capacity, a "CO-DOCUMENTATION AGENT"). Terms defined in the Pledge Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Pledge Agreement.

                             W I T N E S S E T H:

      WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Administrative Agent and the Lenders have agreed to enter into this Amendment in connection with the occurrence of the Shell Transaction Completion Date and the increase in the Revolving Credit Commitment to $250,000,000 and the Borrowing Base to $200,000,000 and certain other modifications set forth in the Credit Agreement; and

      WHEREAS, the parties hereto wish to amend certain provisions of the Pledge Agreement on the terms set forth herein;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree that the Pledge Agreement shall be amended as of the date hereof as follows:

      1. AMENDMENT TO THE PLEDGE AGREEMENT

            (a) Schedule 1. Schedule 1 of the Pledge Agreement is hereby amended by adding at the end thereof the stock described on Annex A hereto (the "LOPI STOCK") and such stock shall be deemed part of the Pledged Stock and shall secure all Secured Obligations.

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
            (b) GRANT OF SECURITY INTEREST. The Pledgor hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a first priority security interest in the LOPI Stock, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration otherwise) of the Secured Obligations.

      2. STOCK POWERS. Concurrently with the delivery to the Administrative Agent of each certificate representing one or more shares of LOPI Stock to the Administrative Agent, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Administrative Agent so requests, signature guaranteed.

      3. REPRESENTATIONS AND WARRANTIES. The Borrower as of the date hereof and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates that (a) representations and warranties made by it in
Section 5 to the Credit Agreement are true and correct on and as of the date hereof (except to the extent such representations and warranties are stated to relate to a specific earlier date) and (b) no Default or Event of Default has occurred and is continuing on the date hereof.

      4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS; LIMITED EFFECT. On and after the date hereof and the satisfaction of the conditions contained in
Section 2 of this Amendment, each reference in the Pledge Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Pledge Agreement, and each reference in the other Loan Documents to "the Pledge Agreement", "thereunder", "thereof" or words of like import referring to the Pledge Agreement, shall mean and be a reference to the Pledge Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provisions and covenants of the Pledge Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

      5. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

      6. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                          THE MERIDIAN RESOURCE CORPORATION


                          By /s/ JOSEPH A. REEVES, JR.
                          Title: CEO



Acknowledged and Agreed:

THE CHASE MANHATTAN BANK,
as Administrative Agent



By /s/ AUTHORIZED SIGNATORY
Title:

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                                                                       ANNEX A


                         DESCRIPTION OF PLEDGED STOCK

                                                          STOCK CERTIFICATE    NO. OF
            ISSUER                     CLASS OF STOCK            NO.           SHARES
----------------------------------   ------------------   -----------------  -----------
Louisiana Onshore Properties, Inc.     Common                    B-1            1,000